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EXHIBIT 21

Subsidiaries of The Dow Chemical Company

At December 31, 2000

	Location*	% Ownership
The Dow Chemical Company	Delaware
Arabian Chemical Company Limited(1)	Saudi Arabia	50
Arabian Chemical Company (Latex) Ltd.(1)	Saudi Arabia	50
Arakawa Europe GmbH	Germany	60
CanStates Holdings, Inc.	Oklahoma	100
ANGUS Chemical Company	Delaware	100
ANGUS Chemical (Singapore) PTE, Ltd.	Singapore	100
ANGUS Chemie GmbH	Germany	100
CD Polymers Inc.	Delaware	100
Cargill-Dow LLC(1)	Delaware	50
Centen Ag Inc.	Delaware	100
Dow AgroSciences LLC(11)	Delaware	43
Mycogen Corporation(19)	California	13
Chemars Inc.	Delaware	100
DC Partnership Management Inc.	Delaware	100
DowBrands L.P.(6)	Delaware	42
DCOMCO, Inc.	Delaware	100
DCU/LB Trust(1)	California	50
Denmerco Inc.	Delaware	100
Dexco Polymers(1)	Texas	50
Diamond Capital Management Inc.	Delaware	100
Diamond Technology Partnership Company(7)	Delaware	88
Chemtech Portfolio Inc.(13)	Texas	67
Dofinco, Inc.	Delaware	100
Dow Centroamerica, Sociedad Anonima	Costa Rica	100
Dow Centroamerica S.A.	Guatemala	100
Dow Chemical (Australia) Limited	Australia	100
Dow Australia Superannuation Fund A Pty Limited	Australia	100
Dow Australia Superannuation Fund B Pty Limited	Australia	100
Polystyrene Australia Pty Ltd(1)	Australia	50
Dow Chemical Canada Inc.	Canada	100
1069284 Ontario Inc.	Canada	100
Dow Pipeline Ltd.	Canada	100
DowBrands Canada Inc.	Canada	100
DBCI Financial LLC	Delaware	100
Emerald Financial SrL	Barbados	100
3813991 Canada Inc.	Canada	100
Modeland International Holdings Inc.	Barbados	100
Dow Quimica S.A.	Brazil	100
Branco Dow Compostos de Engenharia S.A.(1)	Brazil	50
Dow Especialidades Quimicas Ltda.	Brazil	100
Dow Quimica do Nordeste LTDA.	Brazil	100
EDN-Estireno do Nordeste S.A.	Brazil	91
EDN-Distribuidora do Nordeste Ltda.	Brazil	100
EDN-Poliestireno do sul Limitada	Brazil	100
Isopol Produtos Quimicos S.A.	Brazil	100
Keytil Sociedad Anonima	Uruguay	100
Primera-Industria e Comercio Ltda.	Brazil	100
Fort Saskatchewan Ethylene Storage Limited Partnership(1)	Canada	50
H-D Tech Inc.(1)	Canada	50
Dow Chemical (China) Investment Company Limited	China	100

Dow Chemical (Zhangjiagang) Co., Ltd(16)	China	10
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	10
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	10
Dow Chemical (China) Ltd.	Delaware	100
Dow Chemical Company Limited	United Kingdom	100
Cromarty Petroleum Company Limited(1)	United Kingdom	50
Dow Chemical Delaware Corp.	Delaware	100
Chemtech II L.P.(8)	Delaware	73
Chemtech Portfolio Inc.(13)	Texas	33
Chemtech Portfolio II Inc.	Michigan	100
Dow Chemical (Hong Kong) Limited	Hong Kong	100
Dow Chemical International Ltd.	Delaware	100
Dow Chemical Thailand Limited	Thailand	100
Petroquimica-Dow S.A. (Petrodow)	Chile	70
Dow Chemical Japan Limited(10)	Japan	89
Dow Polyurethanes Japan Ltd.	Japan	100
Dow Chemical Korea Limited	Korea	100
Dow Chemical (NZ) Limited	New Zealand	100
Dow Chemical Pacific Limited	Hong Kong	100
Ulsan Pacific Chemical Corporation(14)	Korea	80
Dow Chemical Pacific (Singapore) Private Limited	Singapore	100
Dow Chemical (Guangzhou) Company Limited	China	100
Dow Chemical (India) Holdings Private Limited	India	100
Dow Chemical International Pvt. Ltd.	India	100
Dow Financial Holdings Singapore Pte Ltd.	Singapore	100
Dow Chemical (Zhangjiagang) Co., Ltd.(16)	China	90
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	90
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	40
G.Z. Holdings Pte. Ltd.	Singapore	100
P.T. Dow Polymers Indonesia(22)	Indonesia	30
P.T. Pacific Indomas Plastic Indonesia(23)	Indonesia	1
S.H.A. Holdings Pte. Ltd.	Singapore	100
Dow Chemical (Singapore) Private Limited	Singapore	100
Dow Chemical Taiwan Limited	Republic of China	100
Dow Chemical Telecommunications Corp.	Delaware	100
Dow Credit Corporation	Delaware	100
Dow Deutschland Inc.	Delaware/Germany	100
Dow Chemical Inter-American Limited	Delaware	100
Dow Quimica de Colombia S.A.(5)	Colombia	10
Dow Deutschland GmbH & Co. OHG(9)	Germany	99
Dow Deutschland Anlagengesellschaft mbH	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	1
Dow Hungary Kft.	Hungary	100
Dow Portugal Produtos Quimicos S.A.	Portugal	100
Dow Turkiye A.S.(3)	Turkey	5
Epoxital S.R.L.(1)	Italy	50
Safechem Umwelt Service GmbH	Germany	100
Dow Engineering Company	Delaware	100
Dow Engineering, Inc.	Michigan	100
Dow Environmental Inc.	Delaware	100
Dow Europe Holding N.V.	Netherlands	100
Buna Sow Leuna Olefinverbund GmbH	Germany	100

BSL Pipeline Gesellschaft mbH & Co. KG	Germany	80
BSL Pipeline Verwaltungsgesellschaft mbh	Germany	80
Dow Austria Ges. mbH	Austria	100
Dow Belgium, N.V.	Belgium	100
Dolpa S.a.r.l.	Belgium	100
Dow International Service Center, B.V.B.A(24)	Belgium	1
Dow International Service Center, B.V.B.A(24)	Belgium	99
Dow Benelux N.V.	Netherlands	100
Dow Netwerk B.V.	Netherlands	100
Terneuzen Partnership Services B.V.	Netherlands	100
Emergo Manufacturing C.V.(21)	Netherlands	11
Emergo Manufacturing C.V.(21)	Netherlands	89
Inkoopcombinatie ELSTA V.O.F.(1)	Netherlands	50
Polyol Belgium, N.V.(12)	Belgium	99
Rofan Automation and Information Systems B.V.	Netherlands	100
Dow Chemical Iberica S.A.	Spain	99
DowBrands Espanola S.A.	Spain	100
Dow Chemical OOO	Russia	100
Dow France S.A.	France	100
Dow Synthetic Elastomers S.A.S.	France	100
Dow InterBranch B.V.	Netherlands	100
Dow Danmark A/S	Denmark	100
Dow Norge A/S	Norway	100
Dow Italia S.p.A.	Italy	100
Dow Mideast Systems (JSC)(2)	Egypt	1
Dow Polska Sp.z.o.o.	Poland	100
Dow Southern Africa (Pty) Ltd.	South Africa	100
Dow Suomi OY	Finland	100
Dow Sverige AB	Sweden	100
Ginger B.V.(1)	Netherlands	50
Polyol Belgium, N.V.(12)	Belgium	1
Dow (Europe) S.A.	Switzerland	100
Advanced Design Concepts GmbH(1)	Germany	50
Dow Export S.A.	Switzerland	100
Dow Mideast Systems (JSC)(2)	Egypt	1
Dow AgroSciences Technology GmbH(26)	Switzerland	1
Dow Turkiye A.S.(3)	Turkey	1
Dow Financial Holdings Inc.	Delaware	100
Dow Holdings Inc.	Delaware	100
Dow Corning Corporation(1)	Michigan	50
Dow Hydrocarbons and Resources Inc.	Delaware	100
Cayuse Pipeline, Inc.	Texas	100
Dow Intrastate Gas Company	Louisiana	100
Dow Pipeline Company	Texas	100
Midland Pipeline Corp.	Delaware	100
Fort Saskatchewan Ethylene Storage Corporation(1)	Canada	50
Oasis Pipeline Company(1)	Delaware	50
DowBrands L.P.(6)	Delaware	58
Dow Financial Services Inc.	Delaware	100
Dow Hellas A.E.	Greece	100
Dow International B.V.	Netherlands	100
Dow International Financial Services	Ireland	100

Dow Capital Public Limited Company	Ireland	100
Dow Investment Argentina S.A.	Argentina	100
Petroquimica Bahia Blanca S.A.I.C.	Argentina	63
Polisur S.A.	Argentina	70
Dow Kakoh Kabushiki Kaisha	Japan	65
Dow Mideast Systems (JSC)(2)	Egypt	99
Dow Quimica Argentina S.A.	Argentina	100
Dow Quimica Chilena S.A.	Chile	100
Dow Quimica de Colombia S.A.(5)	Colombia	90
Dow Quimica Latin America S.A.	Uruguay	100
Dow Quimica Mexicana S.A. de C.V.	Mexico	100
Dow Internacional Mexicana S.A. de C.V.	Mexico	100
Dow South Africa Holdings (Pty.) Ltd.	South Africa	100
Sentrachem Limited	South Africa	100
Academy Plastic Specialists (Proprietary) Limited	South Africa	100
African Amines (Propietary) Limited(1)	South Africa	50
Aquachlor (Proprietary) Limited(1)	South Africa	50
Chrome International SA (Proprietary) Limited(1)	South Africa	50
Cisvaal (Proprietary) Limited	South Africa	100
Dow Plastics Southern Africa (Pty) Ltd.	South Africa	100
Invesen Finance (Pty) Ltd.	South Africa	100
Jakkalsbessie Beleggings (EDMS) Bpk.	South Africa	100
Mega Plastics Properties (Propietary) Limited	South Africa	100
Minchem International Inc.	South Africa	100
NCP Holdings Ltd.	Jersey Channel Islands	100
Nedchem Finance (Proprietary) Limited(1)	South Africa	50
Orchem (Proprietary) Limited	South Africa	70
Peskor (Pty) Ltd.	South Africa	100
PGM Chemicals (Proprietary) Limited	South Africa	100
Profinans (EDMS) Beperk.(1)	South Africa	50
Safripol (Pty) Ltd.	South Africa	100
South African Polymer Holdings (Pty.) Ltd.	South Africa	100
Salt and Chemicals (Pty) Ltd.	Namibia	100
SENDURB (Pty) Ltd.	South Africa	100
Senmin (Pty) Ltd.	South Africa	100
Sentrachem Gardens (Pty) Ltd.	South Africa	100
Surechem (Jersey) Insurance Company Limited	Jersey Channel Islands	100
Syntheta (Proprietary) Limited	South Africa	100
Fluoropharm Joint Venture Partnership(1)	South Africa	50
Randjespark Property Holdings (Pty.) Ltd.	South Africa	100
The Synthetic Latex Company (Pty.) Limited	South Africa	51
Walvis Bay Salt Refiners (Proprietary) Limited	Namibia	100
Dow Trading PRC Inc.	Delaware	100
Dow Trading S.A.	Switzerland	100
Dow Turkiye A.S.(3)	Turkey	94
Dow Venezuela, C.A.	Venezuela	100
CV Services Ltd.	Cayman Islands	100
DowBrands Inc.(20)	Delaware	79
El Dorado Terminals Company(1)	New Jersey	50
Essex Chemical Corporation	New Jersey	100
Essex Specialty Products, Inc.	New Jersey	100
American Mortell Corporation	Texas	100

Mortell Company	Delaware	100
Anabond Essex India Private Limited(1)	India	50
Diamond Technology Partnership Company(7)	Delaware	12
Essex Do Brasil Industria E Comercio Ltda.	Brazil	100
Essex de Hermosillo, S.A. DE C.V.	Mexico	100
Essex Specialty Products, Inc., Canada	Canada	100
Essex Specialty Products Korea Limited	Korea	100
Expandite-Essex Pty. Limited(1)	Australia	50
Gurit-Essex AG(1)	Switzerland	50
Selco Industria E Comercio S/A	Brazil	51
Sound Alliance LLC	Delaware	60
Wuhan Essex-Tigers Chemical Co., Ltd.	China	51
Etoxilados del Plata S.A.	Argentina	100
Flexible Products Company	Georgia	100
Flexible Products Company of Canada	Canada	100
Flexible Products de Chile Limitada	Chile	95
Flexible Products Europe Limited	United Kingdom	100
FilmTec Corporation	Delaware	100
Forbanco Inc.	Delaware	100
General Latex and Chemical Corporation	Massachusetts	100
General Latex and Chemical Corporation (of Ga.)	Georgia	100
General Latex and Chemical Corporation (of N.C.)	North Carolina	100
General Latex and Chemical Corporation (of Ohio)	Ohio	100
General Latex Canada Inc.	Canada	100
Great Western Pipeline Company, Inc.	California	100
Ifco Inc.	Delaware	100
Chemtech II L.P.(8)	Delaware	5
Ion Holdings LLC(25)	Delaware	60
Ion Investments S.a.r.l.	Luxembourg	100
Tornado Finance V.O.F.	Netherlands	60
INCA International S.p.A.	Italy	80
Innovase LLC(1)	California	50
Intarsia Corporation	Delaware	80
iVenturi, Inc.	Delaware	52
Joliet Marine Terminal Trust Estate(1)	Illinois	50
Liana Limited	Delaware	100
Dorinco Insurance (Ireland) Limited	Ireland	100
Dorinco Reinsurance Company	Michigan	100
Dorintal Reinsurance Limited	Bermuda	100
Timber Insurance Limited	Bermuda	100
LG Dow Polycarbonate Limited(1)	Korea	50
P.T. Dow Polymers Indonesia(22)	Indonesia	70
P.T. Pacific Indomas Plastic Indonesia(23)	Indonesia	99
Productos Quimicos Peruanos S.A.	Peru	100
Quixtor Technologies Corporation	Delaware	100
Raven Group Ltd.	Delaware	85
RavenWorks Ltd.	Delaware	85
Rofan Services Inc.	Delaware	100
DH Compounding Company(1)	Delaware	50
Dow AgroSciences LLC(11)	Delaware	6
Ion Holdings LLC(25)	Delaware	40
Mycogen Corporation(19)	California	87

Dinamilho Carol Produtos Agricolas Ltda.	Brazil	100
Dow AgroSciences LLC(11)	Delaware	51
Advanced AgriTraits LLC	Delaware	84
Alsan Research(1)	Iowa	50
Chemexport Inc.(1)	Cayman Islands	50
D.E. United (Private) Limited(1)	Pakistan	50
DERe Insurance Company	Vermont	100
Dintec Agrichemicals(1)	Delaware	50
Dow AgroSciences Agricultural Products Limited LLC	Mauritius	100
DE-NOCIL Crop Protection Limited	India	51
Dow AgroSciences B.V.	Netherlands	100
Agrofarm Israel Ltd.	Israel	100
Ambito DAS S.A.(1)	Argentina	50
ChacoDAS S.A.(1)	Argentina	50
Costa Galana DAS SA(1)	Argentina	50
DAS Ihara K.K.(1)	Japan	50
Desab S.A.(1)	Argentina	50
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal	66
Distribuidora de Agroquimicos del Sureste de la Republica S.A. de C.V.(1)	Mexico	50
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia	100
Dow AgroSciences (NZ) Limited	New Zealand	100
Dow AgroSciences A.S.	Turkey	100
Dow AgroSciences Argentina S.A.	Argentina	100
Corporacion de Inversiones Frutihorticolas S.A.(27)	Argentina	1
Dow AgroSciences Asia Sdn. Bhd.	Malaysia	100
Dow AgroSciences Australia Limited	Australia	100
Dow AgroSciences Bolivia S.A.	Bolivia	100
Dow AgroSciences Canada Inc.	Canada	100
Dow AgroSciences Chile S.A.	Chile	100
Dow AgroSciences Costa Rica S.A.	Costa Rica	100
Dow AgroSciences Danmark A/S	Denmark	100
Dow AgroSciences de Colombia S.A.	Colombia	100
Dow AgroSciences de Mexico S.A. de C.V.	Mexico	100
Dow AgroSciences Export S.A.S.	France	100
Dow AgroSciences GmbH	Germany	100
Dow AgroSciences Guatemala S.A.	Guatemala	100
Dow AgroSciences Iberica S.A.	Spain	100
Dow AgroSciences Industrial Ltda.	Brazil	100
Dow AgroSciences Limited	United Kingdom	100
Dow AgroSciences Pacific Limited	Hong Kong	100
Dow AgroSciences Paraguay S.A.	Paraguay	100
Dow AgroSciences Polska Sp. z.o.o.	Poland	100
Dow AgroSciences S.A.S.	France	100
Dow AgroSciences Distribution S.A.S.	France	100
Dow AgroSciences s.r.o.	Czech Republic	100
DAS Chemicals Southern Africa (Pty) Ltd.	South Africa	100
Dow AgroSciences Sverige A/B	Sweden	100
Dow AgroSciences Taiwan Ltd.	Republic of China	100
Dow AgroSciences Technology GmbH(26)	Switzerland	99
Dow AgroSciences Switzerland S.A.	Switzerland	100
Dow AgroSciences Uruguay S.A.	Uruguay	100

Dow AgroSciences Venezuela C.A.	Venezuela	100
Dow AgroSciences Vertriebsgesellschaft GmbH	Austria	100
Dow Chemical Japan Limited(10)	Japan	11
Fedea S.A.(1)	Argentina	50
I.C.R. - Intermedi Chimici Ravenna S.p.A.(1)	Italy	50
JV Agro S.A.(1)	Argentina	50
Lima Delta Ltd.(1)	Israel	50
P.T. Pacific Chemicals Indonesia	Indonesia	100
Pentec - Productos Quimicos, Lda.(1)	Portugal	50
Rindes y Cultivos - DAS S.A.(1)	Argentina	50
Ubajay-DAS S.A.(1)	Argentina	50
Zoo-Agro de Venezuela, C.A.(1)	Venezuela	50
Dow AgroSciences Barbados Limited	Barbados	100
Dow AgroSciences China Ltd. - Beijing Rep. Office	Delaware	100
Dow AgroSciences International Ltd.	Delaware	100
Dow AgroSciences (Thailand) Limited	Thailand	100
DowBrands Inc.(20)	Delaware	21
OCI DAS Co., Ltd.(1)	Korea	50
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa	100
Agbro (Proprietary) Limited	South Africa	100
Agroserve (Proprietary) Limited	South Africa	100
Farmpak (Proprietary) Limited	South Africa	100
Hyperchemicals International (Pty) Ltd.	South Africa	100
Learstraat Beleggings (EDMS) Bpk.	South Africa	100
Velsimex S.A. de CV(1)	Mexico	50
Mycogen Crop Protection, Inc.	California	100
Mycogen Far East Asia Corporation	California	100
Mycogen S.A. de C.V.(4)	Mexico	99
Parasitix Corporation	California	100
Mycogen Plant Science, Inc.	Delaware	100
Agrigenetics, Inc.	Delaware	100
Mycogen Canada Inc.	Canada	100
Mycogen Seeds-Puerto Rico Corporation	Delaware	100
Mycoyen S.A.	Argentina	100
Corporacion de Inversiones Frutihorticolas S.A.(27)	Argentina	99
Mycogen S.A. de C.V.(4)	Mexico	1
Mycosub/BA, Inc.	Delaware	100
MJT BA L.P.(1)	California	50
Mycosub/BH, Inc.	Delaware	100
MJT BH/BT L.P.(1)	California	50
Phytogen Seed Company, LLC	Delaware	51
Wenben Inc.	Delaware	100
Dupont Dow Elastomers L.L.C.(1)	Delaware	50
Scotdril Midland Inc.	Michigan	100
Scotdril Offshore Company(17)	United Kingdom	2
Scotdril Offshore Company(17)	United Kingdom	98
Sentrachem US, Inc.	Delaware	100
Hampshire Holdings, Inc.	Delaware	100
Hampshire Chemical Corp.	Delaware	100
Hampshire Chemical Finance Corp.	Delaware	100
Styron Asia Limited(1)	Hong Kong	50
Styron Asia Ltd.-Shanghai Representative Office	China	100

Sumitomo Dow Limited.(1)	Japan	50
TCM Technologies Inc.	Delaware	100
Ulsan Pacific Chemical Corporation(14)	Korea	20
Yokkaichi MDI Limited(1)	Japan	50
Zhejiang Pacific Chemical Corporation	China	100

*
Location of incorporation or organization. Primary location of organization is reported for partnerships.

(1)
These companies are nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.

(2)
The Dow Chemical Company effective ownership of Dow Mideast Systems (JSC) is 100% of which The Dow Chemical Company owns 99.85%, Dow Europe Holding N.V. owns .075% and Dow (Europe) S.A. owns .075%.

(3)
The Dow Chemical Company effective ownership of Dow Turkiye A.S. is 100% of which The Dow Chemical Company owns 94%, Dow Deutschland Inc. owns 5% and Dow (Europe) S.A. owns 1%.

(4)
The Dow Chemical Company effective ownership of Mycogen S.A. de C.V. is 100% of which Mycogen Crop Protection, Inc. owns 99% and Agrigenetics, Inc. owns 1%.

(5)
The Dow Chemical Company effective ownership of Dow Quimica de Colombia S.A. is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.

(6)
The Dow Chemical Company effective ownership of DowBrands L.P. is 100% of which Dow Financial Holdings Inc. owns 58% and DC Partnership Management Inc. owns 42%.

(7)
The Dow Chemical Company effective ownership of Diamond Technology Partnership Company is 100% of which The Dow Chemical Company owns 88.5% and Essex Specialty Products, Inc. owns 11.5%.

(8)
The Dow Chemical Company effective ownership of Chemtech II L.P. is 78% of which Dow Chemical Delaware Corp. owns 72.46% and Ifco Inc. owns 5.15%.

(9)
The Dow Chemical Company effective ownership of Dow Deutschland GmbH & Co. OHG is 100% of which Dow Deutschland Inc. owns 99% and Dow Deutschaland Anlagengesellschaft mbH owns 1%.

(10)
The Dow Chemical Company effective ownership of Dow Chemical Japan Ltd. is 100% of which The Dow Chemical Company owns 89% and Dow AgroSciences B.V. owns 11%.

(11)
The Dow Chemical Company effective ownership of Dow AgroSciences LLC is 100% of which Rofan Services Inc. owns 6%, Centen Ag Inc. owns 43% and Mycogen Corporation owns 51%.

(12)
The Dow Chemical Company effective ownership of Polyol Belgium, N.V. is 100% of which Dow Benelux N.V. owns 99.5% and Dow Europe Holding N.V. owns .5%.

(13)
The Dow Chemical Company effective ownership of Chemtech Portfolio Inc. is 93% of which Diamond Technology Partnership Company owns 67% and Chemtech II L.P. owns 33% (see Note 8 for Chemtech II L.P. to calculate The Dow Chemical Company effective ownership of 26%).

(14)
The Dow Chemical Company effective ownership of Ulsan Pacific Chemical Corporation is 100% of which Dow Chemical Pacific Limited owns 80% and The Dow Chemical Company owns 20%.

(15)
The Dow Chemical Company effective ownership of Dow S/B Latex (Zhangjiagang) Co. Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 90%.

(16)
The Dow Chemical Company effective ownership of Dow Chemical (Zhangjiagang) Co. Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 90%.

(17)
The Dow Chemical Company effective ownership of Scotdril Offshore Company is 100% of which The Dow Chemical Company owns 98% and Scotdril Midland Inc. owns 2%.

(18)
The Dow Chemical Company effective ownership of SAL Petrochemical (Zhangjiagang) Company Limited is 50% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 40%.

(19)
The Dow Chemical Company effective ownership of Mycogen Corporation is 100% of which Centen Ag. Inc. owns 13% and Rofan Services Inc. owns 87%.

(20)
The Dow Chemical Company effective ownership of DowBrands Inc. is 100% of which Dow AgroSciences LLC owns 21% and The Dow Chemical Company owns 79%.

(21)
The Dow Chemical Company effective ownership of Emergo Manufacturing C.V. is 100% of which Terneuzen Partnership Services B.V. owns 11% and Dow Benelux N.V. owns 89%.

(22)
The Dow Chemical Company effective ownership of P.T. Dow Polymers Indonesia is 100% of which The Dow Chemical Company owns 70.29% and Dow Chemical Pacific (Singapore) Private Limited owns 29.71%.

(23)
The Dow Chemical Company effective ownership of P.T. Pacific Indomas Plastic Indonesia is 100% of which The Dow Chemical Company owns 99% and Dow Chemical Pacific (Singapore) Private Limited owns 1%.

(24)
The Dow Chemical Company effective ownership of Dow International Service Center, B.V.B.A is 100% of which Dow Belgium, N.V. owns 99.9975% and Dolpa S.a.r.l. owns .0025%.

(25)
The Dow Chemical Company effective ownership of Ion Holdings LLC is 100% of which The Dow Chemical Company owns 60% and Rofan Services Inc. owns 40%.

(26)
The Dow Chemical Company effective ownership of Dow AgroSciences Technology GmbH is 100% of which Dow AgroSciences B.V. owns 99.99% and Dow (Europe) S.A. owns .01%.

(27)
The Dow Chemical Company effective ownership of Corporacion de Inversiones Frutihorticolas S.A. is 100% of which Mycoyen S.A. owns 99.96% and Dow AgroSciences Argentina S.A. owns .04%.

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Subsidiaries of The Dow Chemical Company At December 31, 2000